UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 28, 2024

EPAM SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-35418	22-3536104
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

41 University Drive	Suite 202	18940
Newtown	Pennsylvania
(Address of principal executive offices)		(Zip Code)

267-759-9000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Common Stock, par value $0.001 per share	EPAM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

Stock Purchase Agreement
On August 28, 2024, EPAM Systems, Inc. (“EPAM”), entered into a Stock Purchase Agreement (the “Purchase Agreement”), with MA Monredo (Netherlands) B.V. (“Monredo” and, solely in its capacity as the representative of the Sellers, "Sellers' Representative"), CXNetworks N.V. (“Cemex” and together with Monredo, the “Sellers”), and Neoris N.V. (“Neoris” and, together with EPAM, the Sellers, and Sellers' Representative, the “Parties”), under which, and subject to the terms and conditions of the Purchase Agreement, EPAM will acquire from the Sellers 99.692% of the ordinary shares of Neoris (the “Acquisition”).
As consideration for the Acquisition, and subject to the terms and conditions of the Purchase Agreement, EPAM will pay the Sellers $630,000,000, subject to certain adjustments related to cash, debt, transaction expenses, and closing working capital, in the aggregate in cash at closing.
Representations, Warranties and Covenants
Pursuant to the Purchase Agreement, the Parties have agreed to customary representations, warranties and covenants, including, among others, the Sellers’ and Neoris’ commitment to conduct and operate its business in the ordinary course consistent with past practice from the date of the Purchase Agreement until the earlier of the valid termination of the Purchase Agreement and the closing of the Acquisition. EPAM has obtained insurance to provide coverage for any losses from breaches of the Sellers’ and Neoris’ respective representations and warranties, subject to a deductible and certain other terms and conditions.
The Purchase Agreement contains customary non-solicitation restrictions prohibiting the Sellers and Neoris from soliciting alternative acquisition proposals from third parties or providing information to or participating in discussions or negotiations with third parties regarding alternative acquisition proposals.
Each Party has agreed to use its reasonable best efforts to obtain all required governmental and regulatory consents and approvals in order to consummate the Acquisition; provided, however, that in no event will EPAM or any of its affiliates be required to effectuate or agree to effectuate any regulatory remedy that would give rise to a material adverse effect on the business, assets, liabilities, financial condition or results of operation of EPAM and its affiliates, considered as a whole, or Neoris and its subsidiaries, considered as a whole.
Conditions to Consummation of the Acquisition
The consummation of the Acquisition is subject to the satisfaction or waiver, to the extent permitted under applicable legal requirements, of customary closing conditions, including, among others, (a) the receipt of certain approvals (or the expiration of waiting periods) under applicable antitrust laws in certain jurisdictions, (b) the absence of any law or judgment preventing the closing of the Acquisition, (c) subject to specified exceptions and qualifications for materiality, Material Adverse Effect or Buyer Material Adverse Effect (each as defined in the Purchase Agreement), the accuracy of the respective representations and warranties made by the Sellers, Neoris and EPAM and (d) compliance in all material respects by the Sellers, Neoris and EPAM with their respective covenants contained in the Purchase Agreement. Subject to the satisfaction or waiver of any applicable closing conditions, the consummation of the Acquisition is expected to occur by the end of 2024.
Termination
The Purchase Agreement contains certain customary termination rights exercisable by either EPAM or the Sellers at any time prior to the consummation of the Acquisition, including (a) upon mutual written agreement, (b) if the Acquisition has not been completed by March 28, 2025, subject to an extension of 105 days to obtain required regulatory approvals (unless (x) the failure to consummate the Acquisition by such date is due to the terminating Party’s breach or (y) the non-terminating Party is seeking through litigation to specifically enforce the Purchase Agreement in compliance with the terms thereof), (c) if the Acquisition is enjoined or prohibited by a governmental authority, or (d) upon certain breaches of the Purchase Agreement by the other Party.
The Purchase Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of such agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the Purchase Agreement among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with their negotiations. The representations, warranties and covenants in the Purchase Agreement are also modified in important part by the underlying disclosure schedules which are not filed publicly and which are subject to a contractual standard of materiality different from that generally applicable for securities law purposes and were used for the purpose of allocating risk among the parties rather than establishing matters as facts. EPAM does not believe that these schedules contain information that is material to an investment decision. EPAM’s investors are not third-party beneficiaries under the Purchase Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition or the parties thereto or any of their respective affiliates.
Effect of Termination
In the event of the termination of the Purchase Agreement pursuant to the terms thereof, the Purchase Agreement will become void and have no effect, without any liability or obligation to any Person (as defined in the Purchase Agreement) in respect thereof or of the transactions contemplated by the Purchase Agreement, including the Acquisition, on the part of any Party thereto or any of its affiliates or representations, subject to certain limited exceptions and other than any liability resulting from such Party’s willful breach of the Purchase Agreement prior to termination. Each of the Sellers and Neoris, on the one hand, and EPAM, on the other hand, will bear their respective expenses, costs and fees.
The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is attached hereto as Exhibit 2.1, and the terms of which are incorporated herein by reference.
Item 7.01. Regulation FD Disclosure
EPAM has issued a press release which is attached hereto as Exhibit 99.1 and incorporated into this Item 7.01 by reference. The information contained in this Item 7.01 and Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor will such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.
Cautionary Statement Regarding Forward-Looking Statements
This document contains certain statements which may constitute forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, the accuracy of which are necessarily subject to risks, uncertainties, and assumptions as to future events that may not prove to be accurate. Such forward-looking statements are mainly based on our current expectations and estimates of future events and trends, which affect or may affect our business and operations. These statements may include words such as “may,” “will,” “should,” “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate” or similar expressions. Those future events and trends may relate to, among other things, the closing of the Acquisition, which may not close on the terms or timing anticipated, or at all, the satisfaction or waiver of any conditions to the closing of the Acquisition, the anticipated impacts or benefits of the Acquisition, developments relating to the war in Ukraine and escalation of the war in the surrounding region, political and civil unrest or military action in the geographies where we conduct business and operate, difficult conditions in global capital markets, foreign exchange markets and the broader economy, and the effect that these events may have on client demand and our revenues, operations, access to capital, and profitability. Other factors that could cause actual results to differ materially from those expressed or implied include general economic conditions, the risk factors discussed in our most recent Annual Report on Form 10-K and the factors discussed in our Quarterly Reports on Form 10-Q, particularly under the headings “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” and other filings with the Securities and Exchange Commission. Although we believe that these forward-looking statements are based upon reasonable assumptions, they are subject to several risks and uncertainties and are made based on information currently available to us. EPAM undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required under applicable securities law.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

2.1  Stock Purchase Agreement, dated as of August 28, 2024, by and among the Parties.
99.1 Press Release, dated September 4, 2024.
101 Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104 The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 4, 2024

By:	/s/ Edward F. Rockwell
Name:	Edward F. Rockwell
Title:	SVP, General Counsel and Corporate Secretary